attachment
The Citi Street Funds
Securities Purchases during an underwriting involving
Citi Street Funds subject to Rule 10f-3 under the Investment Company Act of 1940


For the period ended March 31,2003


Portfolio Diversified Bond Fund-SSGA

Security Cendant Corp

Date Purchased	1/8/2003

Total Shares Offered 1,200,000

Price Per Share $99.096

Shares Purchased
by the Portfolio:	150,000

Total Principal Purchased 148,644
by the Portfolio

% of Offering Purchased 0.013%
by the Portfolio:

% of offering Purchased BY .072%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P Morgan Securities


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.

For the period ended March 31,2003


Portfolio Diversified Bond Fund-SSGA

Security General Electric

Date Purchased	1/23/03

Total Shares Offered 5,000,000,000

Price Per Share $99.626

Shares Purchased
by the Portfolio:	460,000

Total Principal Purchased 158,279.60
by the Portfolio

% of Offering Purchased 0.010%
by the Portfolio:

% of offering Purchased BY .070%
BY ALL Portfolios
(25% Maximum):

Broker:			Lehman


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended March 31,2003


Portfolio Diversified Bond Fund-SSGA

Security General Electric

Date Purchased	1/13/03

Total Shares Offered 1,000,000,000
Price Per Share $99.587

Shares Purchased
by the Portfolio:	550,000

Total Principal Purchased 547,728.50
by the Portfolio

% of Offering Purchased 0.060%
by the Portfolio:

% of offering Purchased BY 0.260%
BY ALL Portfolios
(25% Maximum):

Broker:			Lehman


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended March 31,2003


Portfolio Diversified Bond Fund-SSGA

Security Dominion Resources

Date Purchased	2/10/03

Total Shares Offered 400,000,000
Price Per Share $99.874

Shares Purchased
by the Portfolio:	50,000

Total Principal Purchased 49,937.00
by the Portfolio

% of Offering Purchased 0.010%
by the Portfolio:

% of offering Purchased BY 0.020
BY ALL Portfolios
(25% Maximum):

Broker:			Banc of America


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.


or the period ended March 31,2003


Portfolio Diversified Bond Fund-SSGA

Security Crusade Global

Date Purchased	3/07/03

Total Shares Offered 1,792,340,464
Price Per Share $100.00

Shares Purchased
by the Portfolio:	2,000,000

Total Principal Purchased 2,000,000
by the Portfolio

% of Offering Purchased 0.110%
by the Portfolio:

% of offering Purchased BY 0.930%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P Morgan


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended March 31,2003


Portfolio Diversified Bond Fund-SSGA

Security Irwin Home

Date Purchased	3/05/03

Total Shares Offered 86,000,000
Price Per Share $100.00

Shares Purchased
by the Portfolio:	2,500,000

Total Principal Purchased 2,500,000
by the Portfolio

% of Offering Purchased 2.910%
by the Portfolio:

% of offering Purchased BY 1.160%
BY ALL Portfolios
(25% Maximum):

Broker:			Bear Stearns


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended March 31,2003


Portfolio Diversified Bond Fund-SSGA

Security JP Morgan

Date Purchased	3/03/03

Total Shares Offered 456,019,000
Price Per Share $100.00

Shares Purchased
by the Portfolio:	2,700,000

Total Principal Purchased 2,700,000
by the Portfolio

% of Offering Purchased 0.590%
by the Portfolio:

% of offering Purchased BY 1.260%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P Morgan


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended March 31,2003


Portfolio Diversified Bond Fund-SSGA

Security News America

Date Purchased	3/05/03

Total Shares Offered 350,000,000
Price Per Share $100.00

Shares Purchased
by the Portfolio:	190,000

Total Principal Purchased 190,364
by the Portfolio

% of Offering Purchased 0.050%
by the Portfolio:

% of offering Purchased BY 0.090%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P Morgan


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.





For the period ended March 31,2003


Portfolio Diversified Bond Fund-SSGA

Security News America

Date Purchased	3/05/03

Total Shares Offered 350,000,000
Price Per Share $100.00

Shares Purchased
by the Portfolio:	190,000

Total Principal Purchased 190,364
by the Portfolio

% of Offering Purchased 0.050%
by the Portfolio:

% of offering Purchased BY 0.090%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P Morgan


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.





For the period ended March 31,2003


Portfolio Diversified Bond Fund-SSGA

Security Cendant Corp

Date Purchased	1/8/2003

Total Shares Offered 1,200,000

Price Per Share $99.096

Shares Purchased
by the Portfolio:	150,000

Total Principal Purchased 148,644
by the Portfolio

% of Offering Purchased 0.013%
by the Portfolio:

% of offering Purchased BY .072%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P Morgan Securities


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.





For the period ended June 30,2003


Portfolio Diversified Bond Fund-SSGA

Security Toys R Us, Inc.

Date Purchased	4/2/2003

Total Shares Offered 4,000,000,000
Price Per Share $98.305

Shares Purchased
by the Portfolio:	25,000

Total Principal Purchased 24,576
by the Portfolio

% of Offering Purchased 0.006%
by the Portfolio:

% of offering Purchased BY 0.012%
BY ALL Portfolios
(25% Maximum):

Broker:			CSFB


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.





For the period ended June 30,2003


Portfolio Diversified Bond Fund-SSGA

Security Franklin Res;Inc.

Date Purchased	4/3/2003

Total Shares Offered 420,000,000
Price Per Share $99.977

Shares Purchased
by the Portfolio:	20,000

Total Principal Purchased 19,995
by the Portfolio

% of Offering Purchased 0.005%
by the Portfolio:

% of offering Purchased BY 0.009%
BY ALL Portfolios
(25% Maximum):

Broker:			Goldman Sachs & Co


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.


For the period ended June 30,2003


Portfolio Diversified Bond Fund-SSGA

Security Alcan, Inc

Date Purchased	4/28/2003

Total Shares Offered 500,000,000
Price Per Share $99.678

Shares Purchased
by the Portfolio:	40,000

Total Principal Purchased 39,871
by the Portfolio

% of Offering Purchased 0.008%
by the Portfolio:

% of offering Purchased BY 0.019%
BY ALL Portfolios
(25% Maximum):

Broker:			Morgan Stanley


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.


or the period ended June 30,2003


Portfolio Diversified Bond Fund-SSGA

Security Wal-Mart Stores

Date Purchased	4/22/2003

Total Shares Offered 1,500,000,000
Price Per Share $99.753

Shares Purchased
by the Portfolio:	100,000

Total Principal Purchased 99,753
by the Portfolio

% of Offering Purchased 0.007%
by the Portfolio:

% of offering Purchased BY 0.047%
BY ALL Portfolios
(25% Maximum):

Broker:			Morgan Stanley


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended June 30,2003


Portfolio Diversified Bond Fund-SSGA

Security Prudential Financial Inc

Date Purchased	4/28/2003

Total Shares Offered 500,000,000
Price Per Share $99.950

Shares Purchased
by the Portfolio:	20,000

Total Principal Purchased 19,990
by the Portfolio

% of Offering Purchased 0.004%
by the Portfolio:

% of offering Purchased BY 0.009%
BY ALL Portfolios
(25% Maximum):

Broker:			J.p Morgan

Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended June 30,2003


Portfolio Diversified Bond Fund-SSGA

Security WMC Finance USA

Date Purchased	5/5/2003

Total Shares Offered 500,000,000
Price Per Share $101.494

Shares Purchased
by the Portfolio:	15,000

Total Principal Purchased 15,224.10
by the Portfolio

% of Offering Purchased 0.003%
by the Portfolio:

% of offering Purchased BY 0.007%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P Morgan


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.

For the period ended June 30,2003


Portfolio Diversified Bond Fund-SSGA

Security WMC Finance USA

Date Purchased	5/5/2003

Total Shares Offered 500,000,000
Price Per Share $101.494

Shares Purchased
by the Portfolio:	15,000

Total Principal Purchased 15,224.10
by the Portfolio

% of Offering Purchased 0.003%
by the Portfolio:

% of offering Purchased BY 0.007%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P Morgan


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.


For the period ended June 30,2003


Portfolio Diversified Bond Fund-SSGA

Security Aegon N V
Date Purchased	5/13/2003

Total Shares Offered 750,000,000
Price Per Share $99.975

Shares Purchased
by the Portfolio:	50,000

Total Principal Purchased 49,987.50
by the Portfolio

% of Offering Purchased 0.007%
by the Portfolio:

% of offering Purchased BY 0.023%
BY ALL Portfolios
(25% Maximum):

Broker:			Banc of America LLC


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.


For the period ended March 31,2003


Portfolio Diversified Bond Fund-SSGA

Security Clear Channel Comm

Date Purchased	1/6/2003

Total Shares Offered 500,000,000

Price Per Share $99.144

Shares Purchased
by the Portfolio:	20,000

Total Principal Purchased 19,829
by the Portfolio

% of Offering Purchased 0.004%
by the Portfolio:

% of offering Purchased BY .010%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P Morgan Securities


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended June 30,2003


Portfolio Diversified Bond Fund-SSGA

Security Pulte Homes, Inc.
Date Purchased	5/19/2003

Total Shares Offered 400,000,000
Price Per Share $99.446

Shares Purchased
by the Portfolio:	25,000

Total Principal Purchased 24,861.50
by the Portfolio

% of Offering Purchased 0.006%
by the Portfolio:

% of offering Purchased BY 0.011%
BY ALL Portfolios
(25% Maximum):

Broker:			Banc of Capital Markets,Inc.


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



or the period ended June 30,2003


Portfolio Diversified Bond Fund-SSGA

Security Fifth Third Bank
Date Purchased	5/13/2003

Total Shares Offered 750,000,000
Price Per Share $99.975

Shares Purchased
by the Portfolio:	50,000

Total Principal Purchased 49,987.50
by the Portfolio

% of Offering Purchased 0.007%
by the Portfolio:

% of offering Purchased BY 0.023%
BY ALL Portfolios
(25% Maximum):

Broker:			Goldman Sachs & CO.


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.

For the period ended June 30,2003


Portfolio Diversified Bond Fund-SSGA

Security State of Israel
Date Purchased	6/10/03

Total Shares Offered 750,000,000
Price Per Share $99.163

Shares Purchased
by the Portfolio:	100,000

Total Principal Purchased 99,163.00
by the Portfolio

% of Offering Purchased 0.013%
by the Portfolio:

% of offering Purchased BY 0.045%
BY ALL Portfolios
(25% Maximum):

Broker:			Lehman Brothers


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.

For the period ended June 30,2003


Portfolio Diversified Bond Fund-SSGA

Security Rio Tinto Finance USA LTD.
Date Purchased	6/12/03

Total Shares Offered 600,000,000
Price Per Share $99.978

Shares Purchased
by the Portfolio:	25,000

Total Principal Purchased 24,994.50
by the Portfolio

% of Offering Purchased 0.004
by the Portfolio:

% of offering Purchased BY 0.011%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P Morgan


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.


For the period ended June 30,2003


Portfolio Diversified Bond Fund-SSGA

Security Rio Tinto Finance USA LTD.
Date Purchased	6/12/03

Total Shares Offered 600,000,000
Price Per Share $99.978

Shares Purchased
by the Portfolio:	25,000

Total Principal Purchased 24,994.50
by the Portfolio

% of Offering Purchased 0.004
by the Portfolio:

% of offering Purchased BY 0.011%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P Morgan


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.

For the period ended June 30,2003


Portfolio Diversified Bond Fund-SSGA

Security Avon Products
Date Purchased	6/16/03

Total Shares Offered 250,000,000
Price Per Share $99.489

Shares Purchased
by the Portfolio:	20,000

Total Principal Purchased 19,897.80
by the Portfolio

% of Offering Purchased 0.008
by the Portfolio:

% of offering Purchased BY 0.009%
BY ALL Portfolios
(25% Maximum):

Broker:			J.P Morgan


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.


or the period ended June 30,2003


Portfolio Diversified Bond Fund-SSGA

Security Bear Stearns Co;Inc.
Date Purchased	6/18/03

Total Shares Offered 500,000,000
Price Per Share $99.560

Shares Purchased
by the Portfolio:	10,000

Total Principal Purchased 9,956.00
by the Portfolio

% of Offering Purchased 0.002
by the Portfolio:

% of offering Purchased BY 0.005%
BY ALL Portfolios
(25% Maximum):

Broker:			Bear Stearns & Company


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.


For the period ended June 30,2003


Portfolio Diversified Bond Fund-SSGA

Security Caterpillar Financial Corp.
Date Purchased	6/25/03

Total Shares Offered 350,000,000
Price Per Share $99.957

Shares Purchased
by the Portfolio:	100,000

Total Principal Purchased 99,957.00
by the Portfolio

% of Offering Purchased 0.029%
by the Portfolio:

% of offering Purchased BY 0.045%
BY ALL Portfolios
(25% Maximum):

Broker:			Banc of America Securities


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.

For the period ended March 31,2003


Portfolio Diversified Bond Fund-SSGA

Security John Deere Capital

Date Purchased	1/7/2003

Total Shares Offered 850,000,000

Price Per Share $99.869

Shares Purchased
by the Portfolio:	20,000

Total Principal Purchased 19,974
by the Portfolio

% of Offering Purchased 0.002%
by the Portfolio:

% of offering Purchased BY .010%
BY ALL Portfolios
(25% Maximum):

Broker:			Deutsche Bank Securities, Inc.


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.


For the period ended June 30,2003


Portfolio Diversified Bond Fund-SSGA

Security Gmac
Date Purchased	6/26/2003

Total Shares Offered 1,000,000
Price Per Share $99.923

Shares Purchased
by the Portfolio:	150,000

Total Principal Purchased 149,884.50
by the Portfolio

% of Offering Purchased 0.015%
by the Portfolio:

% of offering Purchased BY 0.068%
BY ALL Portfolios
(25% Maximum):

Broker:			Morgan Stanley


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.

For the period ended June 30,2003


Portfolio Diversified Bond Fund-SSGA

Security General Motors Corp.
Date Purchased	6/26/2003

Total Shares Offered 1,000,000
Price Per Share $99.326

Shares Purchased
by the Portfolio:	100,000

Total Principal Purchased 99,326.00
by the Portfolio

% of Offering Purchased 0.010%
by the Portfolio:

% of offering Purchased BY 0.045%
BY ALL Portfolios
(25% Maximum):

Broker:			Morgan Stanley


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.



For the period ended June 30,2003


Portfolio Diversified Bond Fund-SSGA

Security General Motors Corp.
Date Purchased	6/26/2003

Total Shares Offered 3,000,000
Price Per Share $99.623

Shares Purchased
by the Portfolio:	100,000

Total Principal Purchased 99,326.00
by the Portfolio

% of Offering Purchased 0.003%
by the Portfolio:

% of offering Purchased BY 0.045%
BY ALL Portfolios
(25% Maximum):

Broker:			Merrill LYNCH & cO


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.

For the period ended June 30,2003


Portfolio Diversified Bond Fund-SSGA

Security Prudenhtial Fiancial Inc
Date Purchased	6/30/2003

Total Shares Offered 500,000,000
Price Per Share $99.249
Shares Purchased
by the Portfolio:	10,000

Total Principal Purchased 99,924.90
by the Portfolio

% of Offering Purchased 0.002%
by the Portfolio:

% of offering Purchased BY 0.004%
BY ALL Portfolios
(25% Maximum):

Broker:			Goldman Sachs International


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.

For the period ended June 30,2003


Portfolio Diversified Bond Fund-SSGA

Security GM
Date Purchased	6/26/2003

Total Shares Offered 1,000,000,000
Price Per Share $99.326
Shares Purchased
by the Portfolio:	190,000

Total Principal Purchased 188,719
by the Portfolio

% of Offering Purchased 0.02%
by the Portfolio:

% of offering Purchased BY 0.02%
BY ALL Portfolios
(25% Maximum):

Broker:			Bank of America


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.

For the period ended June 30,2003


Portfolio Diversified Bond Fund-SSGA

Security GM
Date Purchased	6/26/2003

Total Shares Offered 3,000,000,000
Price Per Share $99.623
Shares Purchased
by the Portfolio:	950,000

Total Principal Purchased 935,918
by the Portfolio

% of Offering Purchased 0.03%
by the Portfolio:

% of offering Purchased BY 0.42%
BY ALL Portfolios
(25% Maximum):

Broker:			Bank of America


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.


For the period ended June 30,2003


Portfolio Diversified Bond Fund-SSGA

Security CDC
Date Purchased	6/24/2003

Total Shares Offered 1,250,000,000
Price Per Share $100.00
Shares Purchased
by the Portfolio:	200,000

Total Principal Purchased 200,000
by the Portfolio

% of Offering Purchased 0.02%
by the Portfolio:

% of offering Purchased BY 0.09%
BY ALL Portfolios
(25% Maximum):

Broker:			HSBC


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.


For the period ended March 31,2003


Portfolio Diversified Bond Fund-SSGA

Security John Deere Capital

Date Purchased	1/7/2003

Total Shares Offered 850,000,000

Price Per Share $99.869

Shares Purchased
by the Portfolio:	20,000

Total Principal Purchased 19,974
by the Portfolio

% of Offering Purchased 0.002%
by the Portfolio:

% of offering Purchased BY .010%
BY ALL Portfolios
(25% Maximum):

Broker:			Deutsche Bank Securities, Inc.


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.




For the period ended March 31,2003


Portfolio Diversified Bond Fund-SSGA

Security John Deere Capital

Date Purchased	1/7/2003

Total Shares Offered 650,000,000

Price Per Share $99.836

Shares Purchased
by the Portfolio:	20,000

Total Principal Purchased 19,967
by the Portfolio

% of Offering Purchased 0.003%
by the Portfolio:

% of offering Purchased BY .010%
BY ALL Portfolios
(25% Maximum):

Broker:			Deutsche Bank Securities, Inc.


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.


For the period ended March 31,2003


Portfolio Diversified Bond Fund-SSGA

Security Lehman Bros.

Date Purchased	1/13/2003

Total Shares Offered 1,500,000,000

Price Per Share $99.587

Shares Purchased
by the Portfolio:	50,000

Total Principal Purchased 49,793.50
by the Portfolio

% of Offering Purchased 0.003%
by the Portfolio:

% of offering Purchased BY .024%
BY ALL Portfolios
(25% Maximum):

Broker:			Lehman Brothers


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.


For the period ended March 31,2003


Portfolio Diversified Bond Fund-SSGA

Security March & McLennan.

Date Purchased	2/11/03

Total Shares Offered 250,000,000

Price Per Share $99.761

Shares Purchased
by the Portfolio:	100,000

Total Principal Purchased 99,761
by the Portfolio

% of Offering Purchased 0.040%
by the Portfolio:

% of offering Purchased BY .048%
BY ALL Portfolios
(25% Maximum):

Broker:			Goldman Sachs & CO


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.

For the period ended March 31,2003


Portfolio Diversified Bond Fund-SSGA

Security UnitedHealth Group

Date Purchased	3/20/03

Total Shares Offered 450,000,000

Price Per Share $99.834

Shares Purchased
by the Portfolio:	30,000

Total Principal Purchased 29,950.20
by the Portfolio

% of Offering Purchased 0.007%
by the Portfolio:

% of offering Purchased BY .014%
BY ALL Portfolios
(25% Maximum):

Broker:			Banc of America LLC


Note Purchases by all Portfolios in aggregate may not exceed 25% of the principal amount of the offering.